Exhibit 99.1

Report of Independent Accountants on Applying Agreed-Upon Procedures

FCA Asset Securities LLC FC Funding LLC 3 Christy Drive, Suite 201 Chadds Ford, Pennsylvania 19317	27 July 2023

Re:	Flagship Credit Auto Trust 2023-3 (the “Issuing Entity”)
Automobile Receivables Backed Notes (the “Notes”)
Sample Automobile Loan Contract Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by FCA Asset Securities LLC (the “Depositor”), FC Funding LLC (the “Sponsor”), Deutsche Bank Securities Inc. (“Deutsche Bank Securities”) and Citigroup Global Markets Inc. (“Citigroup,” together with the Depositor, Sponsor and Deutsche Bank Securities, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of sub-prime automobile loan contracts secured by new and used automobiles, light duty trucks, minivans and sport utility vehicles (the “Automobile Loan Contracts”) relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:

a.	Electronic data files:

i.

Labeled “RA_Pool_2023-3_Datatape_CutOff_05.31.2023 (No Summary).xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of 31 May 2023 (the “Preliminary Cutoff Date”) relating to certain sub-prime automobile loan contracts secured by new and used automobiles, light duty trucks, minivans and sport utility vehicles (the “Preliminary Automobile Loan Contracts”) that are expected to be representative of the Automobile Loan Contracts and

ii.

Labeled “FCAT 2023-3 Statistical Pool_Datatape_CutOff_07.13.2023 (No Summary).xlsx” and the corresponding record layout and decode information, as applicable (the “Statistical Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of 13 July 2023 (the “Statistical Calculation Date”) relating to certain sub-prime automobile loan contracts secured by new and used automobiles, light duty trucks, minivans and sport utility vehicles (the “Statistical Automobile Loan Contracts”) that are expected to be representative of the Automobile Loan Contracts,

b.	Imaged copies of:

i.

The retail installment sale(s) contract, motor vehicle retail installment sale(s) contract, simple interest vehicle contract, note and security agreement, assignment of installment contract and amendment, correction letter and/or re-amortization letter (collectively and as applicable, the “Contract”),

ii.	The welcome letter from the Sponsor (or an affiliate of the Sponsor (the “Welcome Letter”),

iii.	Certain printed screen shots from the Sponsor’s (or an affiliate’s of the Sponsor) servicing system (the “Servicing System Screen Shots”),

iv.	The certificate of title or other related documents (collectively and as applicable, the “Title”) and

v.	The usury adjustment tool screen shot, as applicable (the “Usury Adjustment Tool,” together with the Contract, Welcome Letter, Servicing System Screen Shots and Title, the “Source Documents”),

as applicable, that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Automobile Loan Contract (as defined in Attachment A),

c.	Certain servicing and origination system extraction files:

i.	Labeled “FCAT 2023-3 Random Sample 7.13.23.xlsx” and

ii.	Labeled “FCAT 2023-3 Random Sample—5 Additional Loans.xlsx”

and the corresponding record layout and decode information, as applicable (collectively, the “Supplemental Sample Query,” together with the Source Documents, the “Sources”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to the Sample Automobile Loan Contracts as of the Statistical Calculation Date,

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Statistical Data File, which is shown on Exhibit 1 to Attachment A, and

e.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Statistical Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, recalculating or observing, as applicable, certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Preliminary Data File, Statistical Data File, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Preliminary Data File, Sources or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Automobile Loan Contracts, Statistical Automobile Loan Contracts or Automobile Loan Contracts, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Automobile Loan Contracts conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Automobile Loan Contracts,

iii.	Whether the originator(s) of the Automobile Loan Contracts complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Automobile Loan Contracts that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

27 July 2023

Attachment A Page 1 of 2

Procedures performed and our associated findings

1.

As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 200 Preliminary Automobile Loan Contracts from the Preliminary Data File (the “Initial Sample Automobile Loan Contracts”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Initial Sample Automobile Loan Contracts or the methodology they instructed us to use to select the Initial Sample Automobile Loan Contracts from the Preliminary Data File.

For the purpose of the procedures described in this report, the 200 Initial Sample Automobile Loan Contracts are referred to as Sample Automobile Loan Contract Numbers 1 through 200.

2.

For each sub-prime automobile loan contract on the Preliminary Data File and Statistical Data File, we compared the CSC_ID, as shown on the Preliminary Data File, to the corresponding CSC_ID, as shown on the Statistical Data File, and noted that:

a.	1,632 of the Statistical Automobile Loan Contracts included on the Statistical Data File were not included on the Preliminary Data File,

b.	283 of the Preliminary Automobile Loan Contracts included on the Preliminary Data File were not included on the Statistical Data File (the “Removed Preliminary Automobile Loan Contracts”) and

c.	Five of the Removed Preliminary Automobile Loan Contracts were Initial Sample Automobile Loan Contracts (the “Removed Initial Sample Automobile Loan Contracts”).

The Removed Initial Sample Automobile Loan Contracts are Sample Automobile Loan Contract Numbers 84, 144, 180, 189 and 200.

3.

As instructed by the Sponsor, on behalf of the Depositor, we randomly selected five additional Statistical Automobile Loan Contracts from the Statistical Data File that were not Initial Sample Automobile Loan Contracts (the “Additional Sample Automobile Loan Contracts”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Additional Sample Automobile Loan Contracts or the methodology they instructed us to use to select the Additional Sample Automobile Loan Contracts from the Statistical Data File.

For the purpose of the procedures described in this report, the five additional Sample Automobile Loan Contracts are referred to as Sample Automobile Loan Contract Numbers 201 through 205. The Initial Sample Automobile Loan Contracts (except for the Removed Initial Sample Automobile Loan Contracts) together with the Additional Sample Automobile Loan Contracts, are hereinafter referred to as the “Sample Automobile Loan Contracts.”

Attachment A Page 2 of 2

4.

For each Sample Aut\omobile Loan Contract, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Statistical Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Sources, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was found to be in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Sources

Sample Characteristic	Statistical Data File Field Name	Source(s)	Note(s)

Application ID	ApplicationID	Supplemental Sample Query	i.

Platform	org	Contract or Title	ii.

Note date	ContractDate	Contract, Title or Supplemental Sample Query	iii.

Vehicle identification number	VIN	Contract, Title or Servicing System Screen Shots	ii.

Original amount financed	OriginalAmtFinanced	Contract or Servicing System Screen Shots	iv.

Original interest rate/APR	OriginalRate	Contract, Welcome Letter, Usury Adjustment Tool or Servicing System Screen Shots	v., vi.

Original monthly payment amount	OriginalPayment	Contract, Welcome Letter, Usury Adjustment Tool or Servicing System Screen Shots	v., vii.

Original term (months)	OriginalTerm	Contract

Model year	ModelYr	Contract

Model	Model	Contract or Supplemental Sample Query	viii.

Customer state	CustomerState	Supplemental Sample Query

Current principal balance	CurrentPrincipalBalance	Supplemental Sample Query

Number of deferred payments (extensions)	NumberOfExtensions	Supplemental Sample Query

Number of times delinquent 30 days	NTD30_59	Supplemental Sample Query

Maturity date	MaturityDate	Supplemental Sample Query

FICO score	HighFico	Supplemental Sample Query	ix.

Original loan-to-value ratio	BookLTV	(a) Contract, Supplemental Sample Query and recalculation or (b) Servicing System Screen Shots, Supplemental Sample Query and recalculation	x.

Exhibit 1 to Attachment A

Sample Characteristic	Statistical Data File Field Name	Source(s)	Note(s)

Remaining term (months)	RemainingTerm	Contract, Supplemental Sample Query and recalculation	xi.

Bankruptcy and repossession	BKRepo_Flag	Supplemental Sample Query

Product type	Product	Supplemental Sample Query

Notes:

i.	For identification purposes only.

ii.

For the purpose of comparing the indicated Sample Characteristics for each Sample Automobile Loan Contract, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the value on the Statistical Data File agreed with the corresponding information in at least one of the Contract, Title or Servicing System Screen Shots, as applicable, subject to the additional instruction(s) described in the succeeding paragraph(s) of this note (and in accordance with any other applicable note(s)). We performed no procedures to reconcile any differences that may exist relating to the information shown in the Contract, Title and Servicing System Screen Shots, as applicable.

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us to ignore differences due to abbreviation or truncation.

iii.

For the purpose of comparing the note date Sample Characteristic for each Sample Automobile Loan Contract, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the value on the Statistical Data File agreed with the corresponding information in at least one of the Contract, Title or Supplemental Sample Query. We performed no procedures to reconcile any differences that may exist relating to the information shown in the Contract, Title and Supplemental Sample Query.

Exhibit 1 to Attachment A

Notes: (continued)

iv.

For the purpose of comparing the original amount financed Sample Characteristic for each Sample Automobile Loan Contract (except for (a) the Sample FCA Direct Automobile Loan Contracts (as defined in the succeeding paragraph(s) of this note) and (b) Sample Automobile Loan Contract Numbers 41, 54, 121 and 168), the Sponsor, on behalf of the Depositor, instructed us to use the amount financed, as shown in the Contract.

For the purpose of comparing the original amount financed Sample Characteristic for each Sample Automobile Loan Contract with a:

a. Platform value of “FCA” and

b. Product type value of “Direct Auto Retail,”

both as shown on the Statistical Data File (each, a “Sample FCA Direct Automobile Loan Contract”) (except for Sample Automobile Loan Contract Number 10), the Sponsor, on behalf of the Depositor, instructed us to use the principal amount, as shown in the Contract.

For the purpose of comparing the original amount financed Sample Characteristic for Sample Automobile Loan Contract Numbers 10, 41, 54, 121 and 168, the Sponsor, on behalf of the Depositor, instructed us to use the Servicing System Screen Shots as the Source.

v.

For the purpose of comparing the indicated Sample Characteristics for each Sample Automobile Loan Contract, the Sponsor, on behalf of the Depositor, instructed us to use the Welcome Letter or Usury Adjustment Tool, as applicable, as the Source if either the original interest rate/APR value or original monthly payment amount value, both as shown on the Statistical Data File, is different than either the annual percentage rate or original monthly payment amount, respectively, both as shown in the Contract (and in accordance with any other applicable note(s)).

Exhibit 1 to Attachment A

Notes: (continued)

vi.

For the purpose of comparing the original interest rate/APR Sample Characteristic for each Sample Automobile Loan Contract (except for (a) the Sample FCA Direct Automobile Loan Contracts or (b) Sample Automobile Loan Contract Numbers 41 and 168), the Sponsor, on behalf of the Depositor, instructed us to use the annual percentage rate, as shown in the Contract, Welcome Letter or Usury Adjustment Tool (and in accordance with any other applicable note(s)).

For the purpose of comparing the original interest rate/APR Sample Characteristic for each Sample FCA Direct Automobile Loan Contract (except for Sample Automobile Loan Contract Numbers 8 and 43), the Sponsor, on behalf of the Depositor, instructed us to use the contract rate, as shown in the Contract, Welcome Letter or Usury Adjustment Tool (and in accordance with any other applicable note(s)).

For the purpose of comparing the original interest rate/APR Sample Characteristic for Sample Automobile Loan Contract Numbers 8, 41, 43 and 168, the Sponsor, on behalf of the Depositor, instructed us to use the Servicing System Screen Shots as the Source.

vii.

For the purpose of comparing the original monthly payment amount Sample Characteristic for each Sample Automobile Loan Contract (except for Sample Automobile Loan Contract Numbers 41, 43, 54, 121, 168 and 192), the Sponsor, on behalf of the Depositor, instructed us to use the original monthly payment amount, as shown in the Contract, Welcome Letter or Usury Adjustment Tool (and in accordance with any other applicable note(s)).

For the purpose of comparing the original monthly payment amount Sample Characteristic for Sample Automobile Loan Contract Numbers 41, 43, 54, 121, 168 and 192, the Sponsor, on behalf of the Depositor, instructed us to use the Servicing System Screen Shots as the Source.

viii.

For the purpose of comparing the model Sample Characteristic for each Sample Automobile Loan Contract, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the value on the Statistical Data File agreed with the corresponding information in at least one of the Contract or Supplemental Sample Query, subject to the additional instruction(s) described in the succeeding paragraph(s) of this note. We performed no procedures to reconcile any differences that may exist relating to the information shown in the Contract and Supplemental Sample Query.

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us to ignore differences due to abbreviation or truncation.

ix.

The Sponsor, on behalf of the Depositor, instructed us not to compare the FICO score Sample Characteristic for any Sample Automobile Loan Contract with a FICO score value of “0,” as shown on the Statistical Data File.

Exhibit 1 to Attachment A

Notes: (continued)

x.

For the purpose of comparing the original loan-to-value ratio Sample Characteristic for each Sample Automobile Loan Contract, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original loan-to-value ratio by:

a. Dividing the:

(1)	Original amount financed, as shown in the Contract or Servicing System Screen Shots (and in accordance with any other applicable note(s)), by

(2)	Market value, as shown in the Supplemental Sample Query, and

b. Rounding the resulting percentage obtained above to the second decimal place (XX.XX%), subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us to ignore absolute differences of +/- 0.01% or less.

xi.

For the purpose of comparing the remaining term (months) Sample Characteristic for each Sample Automobile Loan Contract, the Sponsor, on behalf of the Depositor, instructed us to recalculate the remaining term (months) by:

a. Subtracting the:

(1)	Number of payments, as shown in the Supplemental Sample Query, from

(2)	Original term (months), as shown in the Contract, and

b. Adding the number of deferred payments (extensions), as shown in the Supplemental Sample Query, to the result obtained above.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.